UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2009
 (Date of Earliest Event Reported)

Shrink Nanotechnologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-138083 (Commission File Number)	20-2197964 (I.R.S. Employer Identification No.)

2038 Corte Del Nogal, Suite 110
Carlsbad, CA  92011
 (Address of principal executive offices)

760-804-8844
 (Registrant's telephone number, including area code)

 (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K of Shrink Nanotechnologies, Inc. (the "Company") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  In particular, this report and its exhibits, include statements regarding our plans, goals, valuations, strategies, projected commercialization times and financial projections, intent, beliefs or current expectations relating to our Shrink Technologies, Inc. subsidiary and related ShrinkChip™ businesses which we acquired in late May of 2009 for common stock valued at approximately $9,000,000 based on our share asking price at the time.  These statements are expressed in good faith and based upon what we believe are reasonable assumptions, but there can be no assurance that these expectations will be achieved or accomplished.  Some specific forward looking statements that are necessarily subject to uncertainties include, without limitation,  items contemplating or making assumptions about the progress of our research and development activities; our newly formed strategic marketing and production development relationships; the development, commercialization and market acceptance of our microfluidic and “shrinkable plastic” technologies and other related technologies; the cost to complete the development and commercialization of these technologies; our financial and revenue estimates and times and valuations relating to our business; our ability to further acquire, hold and defend our intellectual property; and the presumed size and growth of the market for lab-on-a-chip devices; and the projected growth in stem cell research and alternative energy demands, all of which constitute forward-looking statements.

These risk factors should be considered in addition to our cautionary comments concerning forward-looking statements in this report.  Additional risks not described above, or unknown to us, may also adversely affect the Company or its results.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements.  A variety of economic, political and scientific factors, as well as difficulties in raising capital, could cause actual results to differ materially from those expressed or implied by our forward looking statements.

Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report or its exhibits.  We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation.  Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the SEC which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows.

Item  7.01.                                Regulation FD Disclosure

Shrink Nanotechnologies, Inc. Presentation at Rodman & Renshaw Conference

On September 9, 2009, Shrink Nanotechnologies, Inc., a Delaware corporation (the “Company”) issued a press release relating to their presence and presentation at Rodman & Renshaw Annual Global Investment Conference in New York, New York, which presentation is scheduled for Friday September 11, 2009, a copy of which press release is furnished as an exhibit to this Current Report on Form 8-K.

On September 9, 2009, the Company began utilizing, on a limited basis to certain prospective consultants, investment bankers and investor relations groups, a Power Point presentation containing, among other things, certain recent developments relating to management and the Company’s technologies, as well as its business, research and development plans and certain projections.  A copy of the material portions of the presentation are furnished as an exhibit to this Current Report on Form 8-K.  The presentation necessarily contains projections and forward looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, which are subject to uncertainties and afforded the protections thereof.

Item 8.01                      Other Events.

Strategic Manufacturing Relationship

Effective as of August 31, 2009, the Company entered into a Material Transfer Agreement (the “Douglas Agreement”) with Douglas Scientific, a division of Douglas Machine, Inc. (“Douglas”), pursuant to which the Company engaged Douglas to develop certain prototype chips and manufacturing processes based on the Company’s proprietary technologies, in a manner that would facilitate mass production of these chips in the future.  The Company’s management believes that development of a high quality, “mass production” capable manufacturing process is vital to its overall SHRINKCHIP™ commercialization strategy.

Strategic Marketing and Development Agreement Relating to Solar Products

Effective as of September 1, 2009, the Company entered into a Strategic Marketing and Development Agreement (the “Marketing Agreement”) with Inabata America Corporation (“Inabata”), a subsidiary of Inabata & Co. Ltd.

The Marketing Agreement provides for the appointment of Inabata by the Company, as the Company’s non-exclusive representative for the purposes of marketing and promoting the Company’s solarconcentrator technology and SHRINKCHIP ™ RPS solar products to third parties (the “Solar Products”).  Pursuant to the Marketing Agreement, Inabata is required to use best efforts in, among other things, introducing the Solar Products to potential purchasers, licensees, customers, development partners or possible funding sources, and to provide certain technical assistance and training.  In exchange therefore, Inabata was granted a good faith right of first negotiation to act as non-exclusive distributor of the Solar Products.  In addition, the Marketing Agreement provides for fees to be paid to Inabata if it introduces a funding, grant or development funding source which completes a capital transaction with the Company up to 50% of which may be paid in stock, at the sole discretion of the Company.

Intellectual Property Filings

Recent Trademark Filings

On September 8, 2009, the Company submitted various trade and/or service mark applications for filing with the US Patent and Trademark office.  The earliest use on certain of these marks by the Company or its subsidiary was prior to making of the filings.  Below is a list of marks and their relevant applications and classes, all of which applications are still pending.  No assurance can be made that these registrations will be granted or, even if granted, uncontested, or that the Company will be able to defend its use of these marks as against other unknown users.

Mark	Serial No.	Filing Date	Identification of Goods & Services
SHRINK	77/822153	09/08/2009
Class 40:  providing design and manufacturing services in the area of multi-grade plastic substrate material for use in applications in the fields of solar power, biological research and medical diagnostics

SHRINKCHIP	77/822176	09/08/2009	Class 9: plastic microfluidic chips made of polystyrene
STEMDISC	77/822182	09/08/2009	Class 9: implement for use in growth of multi-size embryoid bodies
QUANTUMSOL	77/822194	09/08/2009	Class 17: substrate for use in solar cell applications
OPTISOL	77/822203	09/08/2009	Class 9: solar concentrators for use in solar cell applications
CELLALIGN	77/822211	09/08/2009	Class 1: substrate for use in tissue growth
POLYSHRINK	77/822223	09/08/2009	Class 11: pre-stressed plastic material and substrate
METALFLUOR	77/822232	09/08/2009	Class 9: metal overlay on plastic for use in metal-enhanced fluorescence
SHRINKPATCH	77/822242	09/08/2009	Class 1: substrate for use in tissue growth

Additional Patent Filings

The Company also recently made some provisional patent applications with the United States Patent and Trademark Office.  Provisional patent applications expire one year after filing and, a non-provisional application or international PCT application is required to be filed prior to expiration thereof in order to continue to continue patent protection.  No assurance can be made that the patents will be granted or uncontested, or, that the Company will have sufficient funds to prosecute any patent if contested.

Docket Number	Jurisdiction	Application Number	Title	Filing Date	Expiration Date
SHRINK1100	US	61/237,224 (provisional)	QUANTUM DOT SOLAR CONCENTRATOR	08/26/2009	08/26/2010
SHRINK1110	US	61/237,245 (provisional)	ALIGNING CELLS ON WRINKLED SURFACE	08/26/2009	08/26/2010
SHRINK1120	US	61/237,623 (provisional)	HIGH RESOLUTION LIGHT EMITTING DEVICES	08/27/2009	08/27/2010
SHRINK1130	US	61/240,129 (provisional)	HIGH SURFACE AREA MICRO AND NANO BEADS	09/04/2009	09/04/2010

As disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2009, and its Current Report on Form 8-K filed June 5, 2009, the Company may not have sufficient resources to defend its intellectual property rights if contested or, alternatively, may not deem continued prosecution of one or more of its intellectual property rights cost effective or necessary in the future.

 Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

The following shall be deemed furnished with this Report.

99.1	Power Point Presentation of Shrink Nanotechnologies, Inc. (Deemed Furnished)

99.2	Press Release Dated as of September 9, 2009, relating to Company’s scheduled presentation at Rodman & Renshaw Annual Global Investment Conference in New York, New York. (Deemed Furnished)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHRINK NANOTECHNOLOGIES, INC.

Date: September 10, 2009                                                                                     By:  /s/ Mark L. Baum, Esq.
            Name:        Mark L. Baum, Esq.
             Title:         Chief Executive Officer